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                                                                            23.1
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 22, 1997 included in the Company's Form 10-K for the year ended December 31, 1996, as amended by Form 10-K/A, and to all references to our Firm in this registration statement.


                                                      /s/ Arthur Andersen LLP
                                                      -----------------------
                                                      ARTHUR ANDERSEN LLP


San Jose, California
July 25, 1997